EXHIBIT 32.1


         CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED
     PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The   undersigned  hereby  certify,  pursuant   to    18    U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for the year period ended December 31, 2003 of HemaCare Corporation (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Judi Irving
--------------------------------
Judi Irving
Chief Executive Officer


/s/ Rober S. Chilton
--------------------------------
Robert S. Chilton
Chief Financial Officer


Dated:  March 25, 2004